UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2012

The Warnaco Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-10857	95-4032739

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Seventh Avenue, New York, New York		10018

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 287-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.02. Results of Operations and Financial Condition.

EXPLANATORY NOTE

On February 28, 2012, The Warnaco Group, Inc. (the “Company”) issued a press release announcing results for the fourth quarter and fiscal year ended December 31, 2011.  A copy of the press release was furnished as Exhibit 99.1 to the Company’s Current Report on Form 8−K filed with the Securities and Exchange Commission on February 28, 2012 (the “Initial 8−K”).

The Company is furnishing this Form 8-K/A solely to correct certain typographical errors in the second and third columns of the financial data by region in Supplemental Schedule 6a of the press release as attached to the Initial 8-K.  A corrected version of Supplemental Schedule 6a is furnished as Exhibit 99.2 to this Form 8-K/A, and replaces and supersedes Supplemental Schedule 6a to the press release furnished as Exhibit 99.1 to the Initial 8−K.

Except as specifically described above, there are no changes or modifications to the Initial 8−K or the press release attached thereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.2	Supplemental Schedule 6a to the Press Release, dated February 28, 2012

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WARNACO GROUP, INC.
Date: March 2, 2012	By:	/s/ Lawrence R. Rutkowski
		Name:	Lawrence R. Rutkowski
		Title:	Executive Vice President and Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.	Document

99.2	Supplemental Schedule 6a to the Press Release, dated February 28, 2012